UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022

INTERPRIVATE III FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40151	85-3069266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 5, 2022, InterPrivate III Financial Partners Inc. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company's stockholders to be held on December 21, 2022 (the “Special Meeting”) to consider and vote on, among other proposals, the extension (the “Extension”) of the time period the Company has to complete an initial business combination (the “Business Combination”).

Press Release

On December 15, 2022, the Company issued a press release announcing that in order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, in the event that the Extension is approved and implemented as described in the Definitive Proxy Statement funds in trust, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur after December 31, 2022 and prior to or in connection with a Business Combination or liquidation of the Company.

The Company has also determined to modify the terms of the potential Extension, to provide that the amount that the Company will contribute funds from its working capital account, or if such working capital account is depleted, then Interprivate Acquisition Management III, LLC, the Company’s sponsor (the “Sponsor”), has agreed to lend to the Company per month of the Extension, which the Company shall deposit into the trust account, would be an amount determined by multiplying $0.06 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $210,000 per month and $630,000 in the aggregate if all three extensions are implemented, instead of the fixed amount of $25,000 per month described in the Definitive Proxy Statement.

Additionally, if the Extension is implemented, the Company plans to deposit the remaining amount of funds in its trust account into a variable interest bearing account currently expected to yield approximately 3.0% per annum following the 24 month anniversary of its IPO.

Accordingly, the Company has determined to amend and supplement the definitive proxy statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Supplement to the Definitive Proxy Statement

On December 5, 2022, the Company filed the Definitive Proxy Statement to consider and vote on, among other proposals, the Extension.

The Company has determined to modify the terms of the potential Extension, to provide that the amount of the monthly Extension Payment would be an amount determined by multiplying $0.06 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $210,000 per month and $630,000 in the aggregate if all three extensions are implemented, instead of the fixed amount of $25,000 per month described in the Definitive Proxy Statement. Accordingly, the Company has determined to amend and supplement the definitive proxy statement as described herein (the “Proxy Supplement”).

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information to its stockholders, as described in this supplement to the definitive proxy statement filed with the Securities and Exchange Commission on December 5, 2022, in connection with the special meeting of the Company’s stockholders to be held on December 21, 2022. These disclosures should be read in connection with the definitive proxy statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the definitive proxy statement, the information set forth herein shall supersede or supplement the information in the definitive proxy statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement and all page references are to pages in the definitive proxy statement. The Company makes the following amended and supplemental disclosures:

Certain disclosures on pages 2 and 7 of the Notice of Special Meeting and page 17 of the definitive proxy statement is hereby amended and restated to read as follows:

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the Company shall deposit ~~$25,000~~ an amount determined by multiplying $0.06 by the number of public shares then outstanding, up to a maximum of $210,000 which the Company shall deposit from the Company’s working capital account into the trust account (as defined below). In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination (as defined below) by April 9, 2023, without approval of our public stockholders (as defined below), we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to two additional times until June 9, 2023, or a total of up to three months after the Current Outside Date, provided that we deposit into the trust account, for each such additional month, ~~$25,000~~an amount determined by multiplying $0.06 by the number of public shares then outstanding, up to a maximum of $210,000 which the Company shall deposit into the trust account at the beginning of each month (the “Monthly Deposit”), for an aggregate deposit of up to $~~75,000~~630,000 (if all additional extensions are exercised) (the “Extension Deposits”). In the event the Company’s working capital account has been depleted, InterPrivate Acquisition Management III, LLC, our sponsor (the “Sponsor,” or one of more of its affiliates, members of third party designees (collectively, the “Lender”)) shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note (the “Note”) up to the maximum amount allowed under the Extension Deposits, which the Company shall deposit into the trust account. If we complete a business combination and have borrowed money from the Lender under the Note, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into units of the post-business combination entity at a price of $10.00 per unit at the option of the Lender, which units will be identical to the private placement units (as defined below). Additionally, if we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, and a Note has been issued to us by the Lender, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. In the event the Company’s working capital account has been depleted, InterPrivate Acquisition Management III, LLC, our sponsor (the “Sponsor,” or one of more of its affiliates, members of third party designees (collectively, the “Lender”)) shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note (the “Note”) up to the maximum amount allowed under the Extension Deposits, which the Company shall deposit into the trust account.

Certain disclosures on pages 3 and 8 of the definitive proxy statement is hereby amended and restated to read as follows:

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the Company shall deposit ~~$25,000~~ an amount determined by multiplying $0.06 by the number of public shares then outstanding, up to a maximum of $630,000 which the Company shall deposit into the trust account (as defined below) from the Company’s working capital account into the trust account (as defined below). In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination by April 9, 2023, without approval of our public stockholders, we may, by resolution of the Board and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to two additional times until June 9, 2023, or a total of up to three months after the Current Outside Date, provided that we deposit into the trust account, for each such additional month, ~~$25,000~~ an amount determined by multiplying $0.06 by the number of public shares then outstanding, up to a maximum of $210,000 which the Company shall deposit into the trust account at the beginning of each month (the “Monthly Deposit”), for an aggregate deposit of up to $~~75,000~~630,000 (if all additional extensions are exercised)~~.~~ (the “Extension Deposits”). In the event the Company’s working capital account has been depleted, InterPrivate Acquisition Management III, LLC, our sponsor (the “Sponsor,” or one of more of its affiliates, members of third party designees (collectively, the “Lender”)) shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note (the “Note”) up to the maximum amount allowed under the Extension Deposits, which the Company shall deposit into the trust account.

Certain disclosure on page 15 of the Definitive Proxy Statement under Risk Factors is hereby amended and restated to read as follows:

As described under “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently March 9, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, if our stockholders approve the Extension, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. If the Extension is not completed by December 31, 2022, the excise tax may be payable on redemptions in connection with the Extension, which would reduce the cash available on hand to complete a business combination and limit our ability to complete a business combination. On December 15, 2022, we issued a press release announcing that in order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Proposal is approved and implemented as described in the this proxy statement, funds in trust, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur after December 31, 2022 and prior to or in connection with a Business Combination or liquidation of the Company.

Certain disclosure on page 16 of the Definitive Proxy Statement under Risk Factors is hereby amended and restated to read as follows:

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of November 25, 2022, amounts held in trust account included approximately $2.6 million of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we plan to ~~may, in our discretion~~, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 4, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) through a variable interest bearing account currently expected to yield approximately 3.0% per annum until the earlier of the consummation of a business combination or our liquidation. Following such a liquidation of the assets in our trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

Certain disclosure on page A-2 of Annex A of the Definitive Proxy Statement is hereby amended and restated to read as follows:

6. The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by the date which is the later of (i) 25 months from the closing of the Offering (or up to 27 months from the closing of the Offering, if applicable under the provisions of this section) and (ii) such later date as may be approved by the Corporation’s stockholders in accordance with this Amended and Restated Certificate (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate, in the event that the Corporation has not consummated an initial Business Combination within 25 months from the closing of the IPO, without approval of our public stockholders, the Corporation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice, extend the Termination Date in one-month increments up to two more times, or a total of up to three months after the current Termination Date, provided that the Corporation will deposit from its working capital account into the Trust Account; for each extension, ~~$25,000~~ an amount determined by multiplying $0.06 by the number of public shares then outstanding, up to a maximum of $210,000 which the Company shall deposit at the beginning of each month, for an aggregate deposit of up to $~~75,000~~630,000 (if all extensions are exercised).”

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the special meeting of the stockholders (the “Meeting”) to consider and vote upon the Extension and other matters and, beginning on December 5, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 25, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to IPVF.info@investor.morrowsodali.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated December 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022	INTERPRIVATE III FINANCIAL PARTNERS INC.

	By:	/s/ Ahmed Fattouh
		Name:	Ahmed Fattouh
		Title:	Chairman and Chief Executive Officer

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